UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 25, 2014

COMM 2014-CCRE15 Mortgage Trust
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(Exact name of issuing entity)

Deutsche Mortgage & Asset Receiving Corporation
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(Exact name of registrant as specified in its charter)

German American Capital Corporation
Natixis Real Estate Capital LLC
Jefferies LoanCore LLC
Cantor Commercial Real Estate Lending, L.P.
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(Exact names of sponsors as specified in their charters)

Delaware	333-193376-01	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Wall Street	New York, New York	10005
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 250-2500

Not applicable
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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02 - Change of Servicer or Trustee.

On March 25, 2014, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of a series of certificates (the “COMM 2014-LC15 Transaction”) pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 99.1 and dated as of March 1, 2014 (the “COMM 2014-LC15 Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association (“Wells Fargo”), as master servicer, Rialto Capital Advisors, LLC (“Rialto”), as special servicer, Situs Holdings, LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.  Pursuant to that certain Co-Lender Agreement, dated as of February 19, 2014, originally between Natixis Real Estate Capital LLC (Note A-1 Holder) and Natixis Real Estate Capital LLC (Note A-2 Holder), as initial noteholders, upon the closing of the COMM 2014-LC15 Transaction, servicing of the 1760 Third Avenue mortgage loan was transferred to the servicers under the COMM 2014-LC15 Pooling and Servicing Agreement.  Accordingly, effective as of March 25, 2014, the 1760 Third Avenue mortgage loan will be serviced by Wells Fargo, as primary servicer, and Rialto, as special servicer, pursuant to the COMM 2014-LC15 Pooling and Servicing Agreement.  Wells Fargo is also the primary servicer of (i) the Google and Amazon Office Portfolio mortgage loan and the 625 Madison Avenue mortgage loan pursuant to the terms of the pooling and servicing agreement, dated as of January 1, 2014 (the “CCRE14 Pooling and Servicing Agreement”), among the Registrant, as depositor, Wells Fargo, as master servicer, Rialto, as special servicer, Park Bridge Lender Services LLC, as operating advisor, U.S. Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian and (ii) the Winchester FEMA mortgage loan.  Rialto is also the special servicer of the Google and Amazon Office Portfolio mortgage loan and the 625 Madison Avenue mortgage loan pursuant to the terms of the CCRE14 Pooling and Servicing Agreement.  The terms and conditions of the COMM 2014-LC15 Pooling and Servicing Agreement applicable to the servicing of the 1760 Third Avenue mortgage loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement for the COMM 2014-CCRE15 Mortgage Trust Commercial Mortgage Pass-Through Certificates that are applicable to the servicing of the mortgage loans that are being serviced pursuant to the terms of that agreement.

Rialto

Rialto Capital Advisors, LLC, a Delaware limited liability company, was initially appointed to act as the special servicer (in such capacity, the “Other Special Servicer”) under (i) the CCRE14 Pooling and Servicing Agreement and (ii) the COMM 2014-LC15 Pooling and Servicing Agreement. In such capacity Rialto is initially responsible for the servicing and administration of the specially serviced loans and REO properties, and in certain circumstances, will review, evaluate and provide or withhold consent as to certain major decisions and other transactions relating to non-specially serviced loans, pursuant to the CCRE14 Pooling and Servicing Agreement and the COMM 2014-LC15 Pooling and Servicing Agreement, as applicable.  Rialto maintains its principal servicing office at 790 NW 107th Avenue, 4th Floor, Miami, Florida 33172.

Rialto has been engaged in the special servicing of commercial mortgage loans for commercial real estate securitizations since approximately May 2012.  Rialto currently has a commercial mortgage-backed securities special servicer rating of “CSS2-” by Fitch and a commercial loan special servicer ranking of “Above Average” by S&P.

Rialto is a wholly-owned subsidiary of Rialto Capital Management, LLC, a Delaware limited liability company (“RCM”).  RCM is a vertically integrated commercial real estate investment and asset manager and an indirect wholly-owned subsidiary of Lennar Corporation (“Lennar”) (NYSE:  LEN and LEN.B).  As of December 31, 2013, RCM was the sponsor of, and certain of its affiliates were investors in, three private equity funds (collectively, the “Funds”) with an aggregate of $2.4 billion of equity under management and RCM also advised one separately managed account with $200 million of committed capital.  Two of such funds are focused on distressed and value-add real estate related investments and the other fund and the separately managed account are focused on mezzanine debt. To date, RCM has acquired and/or is managing over $5.8 billion of non- and sub-performing real estate assets, representing over 9,700 loans.  Included in this number are approximately $3 billion in structured transactions with the Federal Deposit Insurance Corporation (“FDIC”).  RCM was

also a sub-advisor and investor in an approximately $4.6 billion Public Private Investment Fund with the U.S. Department of the Treasury, which was liquidated in October of 2012.

In addition, as of March 18, 2014, RCM has underwritten and purchased, primarily for the Funds, $2.1 billion in face value of subordinate, newly-originated commercial mortgage-backed securities bonds in 31 different securitizations totaling approximately $36 billion in overall transaction size.  RCM has the right to appoint the special servicer for each of these transactions.

RCM has over 385 employees and is headquartered in Miami with two other main offices located in New York City and Atlanta.  In addition, the asset management platform utilizes six satellite offices located in Las Vegas, Nevada, Phoenix, Arizona, Aliso Viejo, California, Denver, Colorado, Portland, Oregon and Charlotte, North Carolina.  It is also supported in local markets by the Lennar infrastructure which provides access to over 5,500 employees across the country’s largest real estate markets.

Rialto has detailed operating policies and procedures which are reviewed at least annually and updated as appropriate.  These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act.  Rialto has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of certificateholders.  These strategies and procedures vary on a case by case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard.  The strategy pursued by Rialto for any particular property depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property.  Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

Rialto is subject to external and internal audits and reviews.  Rialto is subject to Lennar’s internal audit reviews, typically on a semi-annual basis, which focus on specific business areas such as finance, reporting, loan asset management and REO management.  Rialto is also subject to external audits as part of the external audit of Lennar and stand-alone audits of the FDIC transactions and the Funds.  As part of such external audits, auditors perform test work and review internal controls throughout the year.  As a result of this process, Rialto has been determined to be Sarbanes-Oxley compliant.

Rialto maintains a web-based asset management system that contains performance information at the portfolio, loan and property levels on the various loan and REO assets that it services.  Additionally, Rialto has a formal, documented disaster recovery and business continuity plan which is managed by Lennar’s on-site staff.

As of December 31, 2013, Rialto and its affiliates were actively special servicing approximately 3,900 portfolio loans with a principal balance of approximately $1.5 billion and were responsible for over 1,600 portfolio REO assets with a principal balance of approximately $1.9 billion.

As of March 18, 2014, Rialto was performing special servicing for 30 commercial real estate securitizations.  With respect to such securitization transactions, Rialto is administering approximately 2,500 assets with a principal balance of approximately $36 billion.  The asset pools specially serviced by Rialto include residential, multifamily/condo, office, retail, hotel, healthcare, industrial and other income-producing properties as well as residential and commercial land. The table below sets forth information about Rialto’s portfolio of specially serviced commercial and multifamily mortgage loans and REO properties in commercial mortgage-backed securitization transactions as of the dates indicated:

CMBS Pools	As of December 31, 2012	As of December 31, 2013
Number of CMBS Pools Named Special Servicer	16	27
Approximate Aggregate Unpaid Principal Balance(1)	$18.9 billion	$32.4 billion
Approximate Number of Specially Serviced Loans or REO Properties(2)	19	27
Approximate Aggregate Unpaid Principal Balance of Specially Serviced Loans or REO Properties(2)	$21 million	$101 million
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(1)
Includes all commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer, regardless of whether such mortgage loans and related REO properties are, as of the specified date, specially serviced by Rialto.

(2)
Includes only those commercial and multifamily mortgage loans and related REO properties in Rialto’s portfolio for which Rialto is the named special servicer that are, as of the specified date, specially serviced by Rialto. Does not include any resolutions during the specified year.

In its capacity as the Other Special Servicer, Rialto will not have primary responsibility for custody services of original documents evidencing the applicable mortgage loans.  Rialto may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise.  To the extent that Rialto has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the applicable servicing standard.

Rialto does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it acts as special servicer.  In certain instances Rialto may have the right or be obligated to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer.

There are, to the actual current knowledge of Rialto, no special or unique factors of a material nature involved in special servicing the particular types of assets included in this securitization transaction, as compared to the types of assets specially serviced by Rialto in other commercial mortgage-backed securitization pools generally, for which Rialto has developed processes and procedures which materially differ from the processes and procedures employed by Rialto in connection with its special servicing of commercial mortgage-backed securitization pools generally.

There have not been, during the past three years, any material changes to the policies or procedures of Rialto in the servicing function it will perform under the COMM 2014-LC15 Pooling and Servicing Agreement for assets of the same type included in this securitization transaction.  No securitization transaction in which Rialto was acting as special servicer has experienced a servicer event of default as a result of any action or inaction of Rialto as special servicer, including as a result of a failure by Rialto to comply with the applicable servicing criteria in connection with any securitization transaction.  Rialto has not been terminated as special servicer in any securitization, either due to a servicing default or the application of a servicing performance test or trigger.  Rialto has made all advances required to be made by it under the servicing agreements related to the securitization transactions in which Rialto is acting as special servicer.  There has been no previous disclosure of material noncompliance with the applicable servicing criteria by Rialto in connection with any securitization in which Rialto was acting as special servicer.  Rialto does not believe that its financial condition will have any adverse effect on the performance of its duties under the CCRE14 Pooling and Servicing Agreement or the COMM 2014-LC15 Pooling and Servicing Agreement and, accordingly, Rialto believes that its financial condition will not have any material impact on the mortgage pool performance or the performance of any related certificates.

Rialto occasionally engages consultants to perform property inspections and to provide surveillance on a property and its local market. It currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which Rialto acts as special servicer, Rialto may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Rialto’s appointment as special servicer under the CCRE14 Pooling and Servicing Agreement and the COMM 2014-LC15 Pooling and Servicing Agreement and limitations on such person’s right to replace Rialto as the special servicer.

The foregoing information set forth under this sub-heading “Rialto” regarding Rialto has been provided by Rialto.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits:

99.1
Pooling and Servicing Agreement, dated as of March 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Mortgage & Asset Receiving Corporation

	By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: President

	By:	/s/ Natalie Grainger
Name: Natalie Grainger
Title: Vice President

Date: April 2, 2014

EXHIBIT INDEX

Exhibit Number --------------	Description -----------

99.1
Pooling and Servicing Agreement, dated as of March 1, 2014, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, U.S. Bank National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.